WEITZ SERIES FUND, INC.

Hickory Fund

A N N U A L

R E P O RT

March 31, 2002

One Pacific Place, Suite 600
1125 South 103 Street
Omaha, Nebraska, 68124-6008

402-391-1980
800-232-4161
402-391-2125 FAX

www.weitzfunds.com
NASDAQ symbol: WEHIX

WEITZ SERIES FUND, INC. — HICKORY FUND
Performance Since Inception

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated. The table also sets forth average annual total return data for the Fund for the one and five year periods ended March 31, 2002, and for the period since inception, calculated in accordance with the SEC standardized formulas.

Period Ended	Hickory Fund	S&P 500	Difference Hickory Fund – S&P 500

March 31, 2002 (3 months)	2.9%	0.3%	2.6%

Dec. 31, 2001	–4.6	–11.8	7.2

Dec. 31, 2000	–17.2	–9.1	–8.1

Dec. 31, 1999	36.7	21.0	15.7

Dec. 31, 1998	33.0	28.6	4.4

Dec. 31, 1997	39.2	33.4	5.8

Dec. 31, 1996	35.4	22.9	12.5

Dec. 31, 1995	40.5	37.5	3.0

Dec. 31, 1994	–17.3	1.3	–18.6

Dec. 31, 1993 (9 months)	20.3	5.5	14.8

Since Inception (April 1, 1993) Cumulative	288.4	201.4	87.0

Compound Annual Average Return	16.3	13.0	3.3

The Fund’s average annual total return for the one and five years ended March 31, 2002, and for the period since inception (April 1, 1993) was 6.4%, 15.4% and 16.3%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends.

WEITZ SERIES FUND, INC. — HICKORY FUND

The chart below depicts the change in the value of a $25,000 investment for the period since inception of the Hickory Fund (April 1, 1993) through March 31, 2002, as compared with the growth of the Standard & Poor’s 500 Index during the same period. The Standard & Poor’s Index is an unmanaged index consisting of 500 companies generally representative of the market for stocks of large-size U.S. companies. The information assumes reinvestment of dividends and capital gains distributions. A $25,000 investment in the Hickory Fund on April 1, 1993, would have been valued at $97,093 on March 31, 2002.

Average Annual Total Returns

	1-Year	5-Years	Since Inception (April 1, 1993)

Hickory Fund	6.4%	15.4%	16.3%
Standard & Poor’s 500 Index	0.4%	10.2%	13.0%

This information represents past performance of the Hickory Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

For the fiscal year ended March 31, 2002, the Hickory Fund designated $140,845 as a long-term capital gain distribution.

WEITZ SERIES FUND, INC. — HICKORY FUND
March 31, 2002 – Annual Report

April 8, 2002

Dear Fellow Shareholder:

     Thanks to a strong rally during March, our investments in Hickory ended the quarter with a modest gain. The value of a Hickory share gained 2.9% during the quarter. The S&P 500 was virtually unchanged during the quarter, with a total return (including reinvested dividends) of 0.3%. Over the last twelve months, Hickory’s total return was 6.4%, while the S&P 500’s total return was 0.4%. According to Lipper, the average growth mutual fund had a total return of –2.4% over the same twelve month period.

Review and Outlook

     In many ways, this past quarter and twelve months have been typical of what we should expect in the current stock market environment. They have also been typical of what I hope we can achieve with our investments in Hickory. The stock market, as measured by the S&P 500, followed a bumpy path over the last year, but ended essentially unchanged. As I have suggested in previous letters (for example, see the December 31, 1999 Hickory letter, available in the archive section of the company web site), investors should expect stock market returns over the next several years that average much less than the returns that were available during the first several years of the 90s. Over the last 1, 3, and 5 year periods the S&P 500 has generated average annual returns of 0.4%, -2.5%, and 10.2%, respectively. I continue to believe that we should expect future stock market returns to average somewhat less than 10% per year, perhaps in the range of 6% to 8% per year. An extended period of excellent equity performance, driven partially by declining inflation and interest rates, has left the overall stock market valued for perfection. If the future turns out to only be good, we should expect future returns to be below long term averages. The past one and three year results have been worse than this expected average, but not surprisingly so. We are no longer in an environment where double digit returns should be considered the norm.

     Given the realities of the current stock market environment, Hickory’s recent performance has been reasonably good. Hickory’s total return during the quarter was 2.6% better than the returns of the S&P 500. Over the past year, Hickory outpaced the S&P 500 by 6%. Like the stock market as a whole, Hickory has arrived at its performance in an uneven fashion. We lost ground during January and February, but gained even more in March to end the quarter with black ink. Long time Hickory shareholders should by now be familiar with this pattern of two steps forward and one step back (or vice versa). Three characteristics of our approach virtually guarantee that this pattern will continue. First, we concentrate our investments on a relatively small number of stocks and industries. Second, we invest with a long-term perspective. Because we don’t try to pick stocks that will go up tomorrow, it isn’t surprising that sometimes they don’t. Finally, we are willing to invest in situations where there is a chance we will lose money, if the potential upside and the probability of achieving that upside are sufficiently large.

     Just as Hickory’s performance over time has been uneven, the performance of the individual securities within the portfolio has also varied. Positive contributors to performance in the quarter included Labor Ready, Mail-Well, and Capital One. All three are companies that are viewed as beneficiaries of an improving economy. Negative contributors included three wireless services companies (Western Wireless, Rural Cellular, and Centennial Communications) and one cable company, Adelphia Communications. Wireless subscriber growth has been somewhat disappointing lately, and investors have particularly worried about the increase in competition in more rural areas. It does, however, appear that stock prices in the area have dropped sufficiently that modest improvements in operating performance may lead to attractive stock returns over time. Adelphia suffered as information began to come to light about borrowing arrangements between the company and private partnerships owned by the company’s controlling shareholders. As this letter is being written, many of the relevant facts are still not known, but we are troubled by what we do know, since it appears that Adelphia’s controlling family borrowed money using Adelphia’s assets to support the transaction. Based on what we know now, Adelphia’s stock looks to be inexpensive enough to be attractive. However, unless we can regain confidence in the company’s management, an undervalued stock price may not be sufficient for us to continue to hold the stock. We are continuing to monitor the situation closely.

     We have taken advantage of these divergences in stock performance by reducing our investments in stocks that have become less cheap and by adding to stocks that appear relatively more attractive. Our largest sales in the quarter were of Big Lots, Quanex, and Labor Ready. During the quarter, these three stocks rose 35%, 25%, and 53%, respectively. In my opinion each stock remains attractive, but not so attractive that I could justify the size of the position that would have resulted if no stock had been sold.

     At the same time, we have redeployed these sales proceeds into other securities that appear to have a better combination of attractive current value and good potential for increasing that value over time. Our largest purchases in the quarter were of Charter Communications and Liberty Media. Charter is a cable company controlled by Paul Allen. Its stock suffered early in the quarter after the company suggested that subscriber growth would be less than expected in the short run. We viewed this as an overreaction, and therefore an opportunity. Liberty is a long time favorite. I sold Hickory’s position two years ago when prices were higher, and am pleased to have the chance to buy again at prices that are at a significant discount to our estimate of value.

     As I look to the future, I expect more of the same: relatively modest returns in the stock market overall, with an opportunity for Hickory to perform somewhat better than the stock market over time. Our approach of buying growing value, priced at a discount will not change.

     Thank you for your continuing support.

Sincerely,

Richard F. Lawson Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

Annual Shareholder Information Meeting: Please mark your calendars for May 28, 2002. The meeting will be held at the Scott Conference Center located on the University of Nebraska at Omaha Aksarben campus and will begin at 4:30 p.m. It is a great opportunity to meet your fellow shareholders and the client service people you have talked to on the phone. There should be no official business, so the whole meeting can be devoted to answering shareholder questions. We look forward to seeing you then.

WEITZ SERIES FUND, INC. — HICKORY FUND
Schedule of Investments in Securities
March 31, 2002

Shares or units		Cost	Value

	COMMON STOCKS — 92.8%
	Auto Services — 4.2%
875,700	Insurance Auto Auctions, Inc.* †	$11,150,808	$14,659,218

	Cable Television — 8.2%
940,183	Adelphia Communications Corp. CL A*	23,394,648	14,008,727
1,277,700	Charter Communications, Inc. CL A*	13,090,699	14,425,233

		36,485,347	28,433,960

	Consumer Products and Services — 6.6%
1,285,400	Six Flags, Inc.*	21,326,924	22,957,244

	Diversified Industries — 0.3%
54,700	Lynch Corp.*	1,953,299	916,225
102,400	Morgan Group Holding Co.*	89,932	117,760

		2,043,231	1,033,985

	Financial Services — 14.6%
506,600	AmeriCredit Corp.*	7,235,562	19,245,734
50	Berkshire Hathaway, Inc. CL A*	3,493,400	3,555,000
433,200	Capital One Financial Corp.	11,144,361	27,659,820
3,435,400	Imperial Credit Industries, Inc.* @†	40,891,889	206,124

		62,765,212	50,666,678

	Health Care — 3.5%
442,800	Lincare Holdings, Inc.*	5,576,857	12,008,736

	Information Services — 0.5%
78,500	Costar Group, Inc.*	1,550,105	1,786,660

	Lodging and Gaming — 3.8%
300,000	Harrah’s Entertainment, Inc.*	4,348,933	13,278,000

The accompanying notes form an integral part of these financial statements

WEITZ SERIES FUND, INC. — HICKORY FUND
Schedule of Investments in Securities, Continued

Shares or units		Cost	Value

	Media and Entertainment — 5.4%
1,087,000	Liberty Media Corp. - A*	$14,390,645	$13,739,680
125,000	Valassis Communications, Inc.*	1,752,653	4,828,750

		16,143,298	18,568,430

	Metal Processing and Fabrication – 4.3%
418,800	Quanex Corp.	6,405,318	14,867,400

	Mortgage Banking — 0.9%
169,500	Resource Bancshares Mtg. Grp., Inc.	1,627,310	3,239,145

	Printing Services — 7.9%
4,346,500	Mail-Well, Inc.* †	45,393,786	27,296,020

	Real Estate Investment Trusts — 12.4%
879,332	Fortress Investment Corp. † #	15,432,206	17,903,200
21,807	Healthcare Financial Partners Units** #	2,175,248	1,090,350
1,095,529	NovaStar Financial, Inc.†	9,477,704	20,595,945
123,900	Redwood Trust, Inc.	2,445,532	3,373,797

		29,530,690	42,963,292

	Retail Discount — 1.3%
311,100	Big Lots, Inc.	4,397,077	4,370,955

	Satellite Services — 4.0%
2,530,900	Loral Space & Communications, Ltd.*	17,191,281	5,441,435
1,636,400	Orbital Sciences Corp.*	23,559,294	8,574,736

		40,750,575	14,016,171

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — HICKORY FUND
Schedule of Investments in Securities, Continued

Shares or units		Cost	Value

	Telecommunications Services — 7.3%
468,301	Adelphia Business Solutions, Inc.*	$106,833	$18,732
1,055,932	Centennial Communications Corp. *	4,878,462	3,801,355
2,037,000	Level 3 Communications, Inc.*	28,295,624	7,251,720
102,400	Lynch Interactive Corp.*	2,668,316	4,505,600
357,400	Rural Cellular Corp. CL A*	14,965,978	1,601,152
102,400	Sunshine PCS Corp. CL A*	1,024	114,688
909,200	Western Wireless Corp. CL A*	17,421,841	7,946,408

		68,338,078	25,239,655

	Temporary Employment Services — 7.6%
3,367,300	Labor Ready, Inc.* †	27,350,228	26,264,940

	Total Common Stocks	385,183,777	321,650,489

	SHORT-TERM SECURITIES — 8.4%
29,185,636	Wells Fargo Government Money Market Fund	29,185,636	29,185,636

	Total Investments in Securities	$414,369,413	350,836,125

	Other Liabilities in Excess of Other Assets — (1.2%)		(4,181,746)

	Total Net Assets — 100%
			$346,654,379

	Net Asset Value Per Share		$27.01

*	Non-income producing
†	Non-controlled affiliate
#	Restricted and/or illiquid security.
@	152,949 warrants of Imperial Credit Industries were received during the fiscal year ended 3/31/02 as a result of a class action settlement related to a previously owned subsidiary.
**	Each unit, which is restricted as to sale, consists of five shares of common stock.

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — HICKORY FUND
Statement of Assets and Liabilities
March 31, 2002

Assets:
Investments in securities, at value:
Unaffiliated issuers (cost $264,672,792)	$243,910,678
Non-controlled affiliates (cost $149,696,621)	106,925,447	$350,836,125

Accrued interest and dividends receivable		182,241
Receivable for securities sold		2,879,537

Total assets		353,897,903

Liabilities:
Due to adviser		338,922
Payable for securities purchased		6,826,332
Other expenses		78,270

Total liabilities		7,243,524

Net assets applicable to outstanding capital stock		$346,654,379

Net assets represented by:
Paid-in capital		443,115,337
Accumulated undistributed net realized loss		(32,927,670)
Net unrealized depreciation of investments		(63,533,288)

Total representing net assets applicable to shares outstanding		$346,654,379

Net asset value per share of outstanding capital stock
(12,836,579 shares outstanding)		$27.01

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — HICKORY FUND
Statement of Operations
Year ended March 31, 2002

Investment income:
Dividends	$3,991,332
Interest	380,626

Total investment income	4,371,958

Expenses:
Investment advisory fee	3,753,177
Administrative fee	594,228
Custodial fees	13,001
Directors fees	5,350
Other expenses	317,859

Total expenses	4,683,615

Net investment loss	(311,657)

Realized and unrealized gain (loss) on investments:
Net realized loss on investments	(32,927,670)
Net unrealized appreciation of investments	51,682,796

Net realized and unrealized gain on investments	18,755,126

Net increase in net assets resulting from operations	$18,443,469

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — HICKORY FUND
Statements of Changes in Net Assets

	Year ended March 31,
	2002	2001

Decrease in net assets:
From operations:
Net investment loss	$(311,657)	$(1,414,610)
Net realized gain (loss)	(32,927,670)	1,918,144
Net unrealized appreciation (depreciation)	51,682,796	(67,683,496)

Net increase (decrease) in net assets resulting
from operations	18,443,469	(67,179,962)

Distributions to shareholders from:
Net realized gains	(140,845)	(94,915,797)

Total distributions	(140,845)	(94,915,797)

Capital share transactions:
Proceeds from sales	41,680,608	85,022,639
Payments for redemptions	(129,323,709)	(250,449,654)
Reinvestment of distributions	130,193	87,189,311

Total decrease from capital share transactions	(87,512,908)	(78,237,704)

Total decrease in net assets	(69,210,284)	(240,333,463)

Net assets:
Beginning of period	415,864,663	656,198,126

End of period	$346,654,379	$415,864,663

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — HICKORY FUND
Financial Highlights

The following financial information provides selected data for a share of the Hickory Fund outstanding throughout the periods indicated.

	Year ended March 31,

	2002	2001	2000	1999	1998

Net asset value, beginning of period	$25.39	$34.32	$33.94	$29.41	$18.90

Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.09)	(0.18)	0.11	(0.01)
Net gain (loss) on securities
(realized and unrealized)	1.65	(3.55)	3.12	4.96	12.50

Total from investment operations	1.63	(3.64)	2.94	5.07	12.49

Less distributions:
Dividends from net investment income	—	—	(0.01)	(0.10)	(0.07)
Distributions from realized gains	(0.01)	(5.29)	(2.55)	(0.44)	(1.91)

Total distributions	(0.01)	(5.29)	(2.56)	(0.54)	(1.98)

Net asset value, end of period	$27.01	$25.39	$34.32	$33.94	$29.41

Total return	6.4%	(11.9%)	8.0%	17.4%	71.8%

Ratios/supplemental data:
Net assets, end of period ($000)	346,654	415,865	656,198	638,763	44,328
Ratio of net expenses to average net assets	1.25%	1.22%	1.23%	1.30%	1.46%
Ratio of net investment income
(loss) to average net assets	(0.08%)	(0.27%)	(0.44%)	0.48%	(0.13%)
Portfolio turnover rate	18%	22%	46%	40%	29%

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — HICKORY FUND
Notes to Financial Statements
March 31, 2002

(1) Organization

Weitz Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At March 31, 2002, the Company had four series: the Hickory Fund, the Value Fund, the Fixed Income Fund and the Government Money Market Fund. The accompanying financial statements present the financial position and results of operations of the Hickory Fund (the “Fund”).

The Fund’s investment objective is capital appreciation. The Fund invests principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds.

(2) Significant Accounting Policies

The following significant accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

(a) Valuation of Investments

Investments are carried at value determined using the following valuation methods:

  Securities traded on a national or regional securities exchange and over-the-counter securities traded on the Nasdaq national market are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices.

  Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

  The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities, which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

  The value of securities, for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Company’s Board of Directors.

When the Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund’s statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sales price on the principal exchange on which such option is traded, or, in the absence of such sale, the latest ask quotation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. Although no call options were written in the year ended March 31, 2002, such options are authorized.

The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

(b) Federal Income Taxes

Since the Fund’s policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

(c) Security Transactions and Distributions to Shareholders

Security transactions are accounted for on the date securities are purchased or sold (trade date). Income dividends are recorded on the ex-dividend date. Interest, including amortization of discount and premium, is accrued as earned. Distributions to shareholders are recorded on the ex-dividend date.

Realized gains or losses are determined by specifically identifying the security sold.

(d) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3) Related Party Transactions

The Company and Fund have retained Wallace R. Weitz & Company (the “Adviser”) as their investment adviser. In addition, the Company has an agreement with Weitz Securities, Inc. to act as distributor for the Fund’s shares. Certain officers and directors of the Company are also officers and directors of the Adviser and Weitz Securities, Inc.

Under the terms of a management and investment advisory agreement, the Adviser is being paid a monthly fee. The annual investment advisory fee schedule for the Fund is as follows:

AVERAGE DAILY NET ASSET
BREAK POINTS

Greater Than	Less Than Or Equal to	Rate

$0	$2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%

Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Company for which the Adviser is being paid a monthly fee. The annual administrative fee schedule for the Fund is as follows:

AVERAGE DAILY NET ASSET
BREAK POINTS

Greater Than	Less Than Or Equal to	Rate

$0	$ 25,000,000	0.200%
25,000,000	100,000,000	0.175%
100,000,000	500,000,000	0.150%
500,000,000		0.050%

The Adviser has agreed to reimburse the Fund up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the Fund’s average net asset value. The expenses incurred by the Fund did not exceed the percentage limitation during the year ended March 31, 2002.

Weitz Securities, Inc., as distributor, received no compensation for the distribution of Fund shares.

(4) Capital Stock

The Company is authorized to issue a total of five billion shares of common stock in series with a par value of $.001 per share. Seventy-five million of these shares have been authorized by the Board of Directors to be issued in the series designated Hickory Fund. The Board of Directors may authorize additional shares in other series of the Company’s shares without shareholder approval. Each share of stock will have a pro rata interest in the assets of the series to which the stock of that series relates and will have no interest in the assets of any other series.

Transactions in the capital stock of the Fund are summarized as follows:

	Year ended March 31,
	2002	2001

Transactions in shares:
Shares issued	1,602,382	2,962,948
Shares redeemed	(5,151,293)	(8,849,338)
Reinvested dividends	4,908	3,148,765

Net decrease	(3,544,003)	(2,737,625)

(5) Distributions to Shareholders and Distributable Earnings

The tax character of distributions paid by the Fund are summarized as follows:

	Year ended March 31,
	2002	2001

Distributions paid from:
Long-term capital gains	$140,845	$94,915,797

Total distributions	$140,845	$94,915,797

As of March 31, 2002, the components of distributable earnings on a tax basis are as follows:

Capital loss carryforward	$(537,884)
Post October loss deferral	(32,389,786)
Unrealized depreciation	(63,533,288)

$(96,460,958)

The capital loss carryforward represents tax basis capital losses which may be carried over to offset future realized capital gains. To the extent that the carryforward is used, no capital gains distributions will be made. The carryforward expires on March 31, 2010. The Fund has elected to defer realized capital losses arising after October 31, 2001. Such losses are treated for tax purposes as arising on April 1, 2002.

(6) Securities Transactions

Purchases and proceeds from maturities or sales of investment securities of the Fund, other than short-term securities, aggregated $66,242,560 and $167,310,279, respectively. The cost of investments is the same for financial reporting and Federal income tax purposes. At March 31, 2002, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $80,304,285 and $143,837,573, respectively.

The Fund owns certain securities which have a limited trading market and therefore may be illiquid. Such securities have been valued at fair value in accordance with the procedures described in Note 2. Because of the inherent uncertainty of valuation, these values may differ significantly from the values that would have been used had a ready market for these securities existed. Illiquid securities owned at March 31, 2002, include the following:

Cost

Fortress Investment Corp.	$15,432,206
Healthcare Financial Partners Units	2,175,248

Total illiquid securities	$17,607,454

The total value of these securities at March 31, 2002, was $18,993,550, representing 5.5% of the Fund’s net assets.

(7) Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s holdings in the securities of such issuers is set forth below:

Name of Issuer	Number of Shares Held March 31, 2001	Gross Additions	Gross Reductions	Number of Shares Held March 31, 2002	Value March 31, 2002	Dividend Income	Realized Gains/(Losses)

American Classic Voyages Co.*	1,913,700	50,000	(1,963,700)	—	$—	$—	$(26,096,445)
Fortress Investment Corp.	879,332	—	—	879,332	17,903,200	1,263,072	495,592
Imperial Credit Industries, Inc.	3,703,300	—	(267,900)	3,435,400	206,124	—	(5,331,417)
Insurance Auto Auctions, Inc.	1,130,700	—	(255,000)	875,700	14,659,218	—	446,069
Labor Ready, Inc.	5,118,200	—	(1,750,900)	3,367,300	26,264,940	—	(12,507,865)
Mail-Well, Inc.	4,446,500	—	(100,000)	4,346,500	27,296,020	—	(1,063,224)
NovaStar Financial, Inc.†	520,000	871,429	(295,900)	1,095,529	20,595,945	443,176	(518,321)
NovaStar Financial, Inc. 7% Pfd.
Class B Cumulative†	871,429	—	(871,429)	—	—	943,322	—
Orbital Sciences Corp.*	2,566,000	—	(929,600)	1,636,400	8,574,736	—	(14,306,294)
Quanex Corp.*	1,110,600	—	(691,800)	418,800	14,867,400	580,080	7,582,653
United Panam Financial Corp.*	892,000	—	(892,000)	—	—	—	(6,409,948)

Totals					$130,367,583	$3,229,650	$(57,709,200)

*	Company was considered a non-controlled affiliate at March 31, 2001, but as of March 31, 2002, they are no longer a non-controlled affiliate.
†	NovaStar Financial, Inc., 7% Pfd Class B Cumulative was converted to common stock of NovaStar Financial, Inc.

(8) Line of Credit

A $40,000,000 unsecured line of credit has been made available to the Hickory and Value Funds of the Weitz Series Fund, Inc. and to the Partners Value Fund of the Weitz Partners, Inc. (collectively, the “Funds”). Borrowings under this arrangement bear interest, at the option of the Funds, at either (i) the prime rate of interest as announced by the lending bank (but not less than the Federal Funds Base Rate plus 0.50%) or (ii) the Federal Funds Base Rate plus 0.75%. The line of credit is available until December 13, 2002 when all outstanding advances are to be repaid. As compensation for holding available the lending commitment, the Funds will pay a 0.15% per annum fee of the maximum commitment payable in arrears on the last day of each quarter. The fee will initially be paid by the Hickory Fund until such time as the Value Fund and/or the Partners Value Fund have a need to access the line of credit at which time the allocation methodology will be re-evaluated.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders
Weitz Series Fund, Inc – Hickory Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Weitz Series Fund, Inc. – Hickory Fund (the “Fund”) at March 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the two years in the period ended March 31, 1999, were audited by other independent accountants whose report dated April 15, 1999, expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
New York, New York
April 12, 2002

INFORMATION ABOUT THE DIRECTORS AND OFFICERS
OF THE WEITZ FUNDS

The individuals listed below serve as directors or officers of Weitz Series Fund, Inc. and Weitz Partners, Inc. (the “Weitz Funds”). Each director of the Weitz Funds serves until a successor is elected and qualified or until resignation. Each officer of the Weitz Funds is elected annually by the Board of Directors.

The address of all officers and directors is 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124.

Interested Directors*

Wallace R. Weitz (52)
Position(s) Held with Fund: President; Treasurer;
    Portfolio Manager
Length of Service (Beginning Date): Weitz Series
    Fund, Inc. (and predecessor Weitz Value Fund) –
    January, 1986, Weitz Partners, Inc. – July, 1993
Principal Occupation(s) During Past 5 Years: President,
    Wallace R. Weitz & Company, Weitz Series Fund,
    Inc., Weitz Partners, Inc.
Number of Portfolios Overseen: 5
Other Directorships: N/A	Thomas R. Pansing, Jr. (57)
Position(s) Held with Fund: Director
Length of Service (Beginning Date): Weitz Series Fund,
    Inc. (and predecessor Weitz Value Fund) – January,
    1986, Weitz Partners, Inc. – July, 1993
Principal Occupation(s) During Past 5 Years: Partner,
    Gaines Pansing & Hogan
Number of Portfolios Overseen: 5
Other Directorships: N/A

*	Mr. Weitz is a director and officer of Wallace R. Weitz & Company, investment adviser to the Weitz Funds, and as such is classified as an “interested director”. Mr. Pansing performs certain legal services for the investment adviser and the Weitz Funds and, therefore, is also classified as an “interested director”.

Independent Directors

Lorraine Chang (51)
Position(s) Held with Fund: Director
Length of Service (Beginning Date): Weitz Series Fund,
    Inc. and Weitz Partners, Inc. – June, 1997
Principal Occupation(s) During Past 5 Years: Partner,
    The Public Strategies Group 1999-Present;
    Independent Consultant 1995-1999
Number of Portfolios Overseen: 5
Other Directorships: N/A	John W. Hancock (54)
Position(s) Held with Fund: Director
Length of Service (Beginning Date): Weitz Series Fund,
    Inc. (and predecessor Weitz Value Fund) – January,
    1986, Weitz Partners, Inc. – July, 1993
Principal Occupation(s) During Past 5 Years: Partner,
    Hancock & Dana
Number of Portfolios Overseen: 5
Other Directorships: N/A

Richard D. Holland (80)
Position(s) Held with Fund: Director
Length of Service (Beginning Date): Weitz Series
    Fund, Inc. and Weitz Partners, Inc. – June, 1995
Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios Overseen: 5
Other Directorships: N/A	Delmer L. Toebben (71)
Position(s) Held with Fund: Director
Length of Service (Beginning Date): Weitz Series
    Fund, Inc. and Weitz Partners, Inc. – July, 1996
Principal Occupation(s) During Past 5 Years: Retired,
    1999-Present; President, Curzon Advertising &
    Display, Inc. 1977-1999
Number of Portfolios Overseen: 5
Other Directorships: N/A

Officers

Richard F. Lawson (44)**
Position(s) Held with Fund: Vice President and
    Assistant Secretary; Portfolio Manager
Length of Service (Beginning Date): December, 1992
Principal Occupation(s) During Past 5 Years: Vice
    President, Wallace R. Weitz & Company, Weitz
Series Fund, Inc., Weitz Partners, Inc.	Mary K. Beerling (61)
Position(s) Held with Fund: Vice President and
    Secretary
Length of Service (Beginning Date): July, 1994
Principal Occupation(s) During Past 5 Years:
    Vice President, Wallace R. Weitz & Company,
Weitz Series Fund, Inc., Weitz Partners, Inc.

Linda L. Lawson (48)**
Position(s) Held with Fund: Vice President
Length of Service (Beginning Date): June, 1992
Principal Occupation(s) During Past 5 Years: Vice
    President, Wallace R. Weitz & Company, Weitz
Series Fund, Inc., Weitz Partners, Inc.

**	Richard Lawson and Linda Lawson are brother and sister.

The Statement of Additional Information for Weitz Series Fund, Inc. and Weitz Partners, Inc., which can be obtained without charge by calling 800-232-4161, includes additional information about the Board of Directors and Officers of the Weitz Funds.

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Board of Directors
    Lorraine Chang
    John W. Hancock
    Richard D. Holland
    Thomas R. Pansing, Jr.
    Delmer L. Toebben
    Wallace R. Weitz

Officers
     Wallace R. Weitz, President
     Mary K. Beerling, Vice-President & Secretary
     Linda L. Lawson, Vice-President
     Richard F. Lawson, Vice-President

Investment Adviser
     Wallace R. Weitz & Company

Distributor
     Weitz Securities, Inc.

Custodian
     Wells Fargo Bank Minnesota,
     National Association

Transfer Agent and Dividend Paying Agent
     Wallace R. Weitz & Company

Sub-Transfer Agent
     National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. — Hickory Fund. For more detailed information about the Funds, their investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

4/30/02